                  FIFTH AMENDMENT AND WAIVER TO NOTE AGREEMENT

         Reference is hereby made to that Note Agreement dated as of May 15, 1991 (the "Original Agreement"), as amended by that First Amendment to Note Agreement dated as of February 28, 1992 (the "First Amendment"), that Second Amendment to Note Agreement dated as of March 25, 1992 (the "Second Amendment"), that Third Amendment to Note Agreement dated as of December 1, 1992 (the "Third Amendment"), and that Fourth Amendment to Note Agreement dated as of August 25, 1995 (as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, the "Agreement"), between Lazare Kaplan International Inc. (the "Company"), Allstate Life Insurance Company, Monumental Life Insurance Company, and PFL Life Insurance Company (collectively, the "Purchasers"). This Fifth Amendment and Waiver to Note Agreement is hereinafter referred to as the "Fifth Amendment."

         WHEREAS, the Company has advised the Purchasers that it anticipates that it will not comply with the covenant set forth in Section 7.4 of the Agreement as of the fiscal quarters ending August 31, 1999, November 30, 1999 and February 28, 2000; and

         WHEREAS, the Company has requested that the Purchasers agree to certain amendments with respect to such Section 7.4 of the Agreement; and

         WHEREAS, the Purchasers have requested an amendment fee as consideration for the aforesaid amendments.

         It is therefore agreed that:

         1. Definitions.

         All defined terms used herein shall have the meanings assigned to such terms in the Agreement.

         2. Waiver.

         The Purchasers waive compliance with Section 7.4 of the Agreement for the fiscal quarter ending May 31, 1999.

         3. Amendments.

         The Purchasers and the Company hereby amend the Agreement as follows:

         (a) Section 7.4 of the Original Agreement is amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

                  "Section 7.4 Consolidated Fixed Charge Ratio. (a) For the
            fiscal quarter ending August 31, 1999, and for the fiscal quarter ending November 30, 1999, the

            Company shall not be required to meet the requirements of Section
            7.4 of the Agreement.

                  (b) The Company will not permit the ratio of Consolidated
            Income Available for Fixed Charges to Consolidated Fixed Charges to be less than (i) 1.25 to 1.0 for the twelve month period ending February 28, 2000 and (ii) as of the end of each fiscal quarter ending after February 28, 2000, 1.75 to 1.0 for the preceding twelve months."

         4. Representations and Warranties.

         In order to induce the Purchasers to enter into this Fifth Amendment to Note Agreement, the Company confirms that, each of the representations and warranties set forth in the Original Agreement is true and correct as of the date hereof and that no Event of Default (which has not been cured pursuant to amendments made hereunder) has occurred and is continuing.

         5. Conditions to Effectiveness.

         The effectiveness of the Purchasers Agreement to this Fifth Amendment issued by and to the satisfaction on or prior to each of the following conditions:

            (a) delivery of copies of this Fifth Amendment executed by each Purchaser and by the Company.

            (b) delivery by the company of evidence satisfactory to the Purchasers that bank lenders to the Company have waived defaults existing under applicable bank agreements.

            (c) payment by wire transfer of an amendment fee to each Purchaser equal to .50 of 1% of the outstanding principal amount of the Notes outstanding, payable on a pro rata basis to each holder of a Note.

            (d) payment of fees and expenses of counsel to the Purchasers.

         6. Counterparts.

         This Fifth Amendment to Note Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Fifth Amendment to Note Agreement.

         7. Ratification and Acknowledgment.

         All of the representations, warranties, provisions, covenants, terms and conditions of the Agreement shall remain unaltered and in full force and effect and, as amended hereby, the Agreement is in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the amendments granted herein shall not be construed as establishing a course of conduct on the part of the Purchasers upon which the Company may rely at any time in the future.

         8. Reference to and Effect on the Agreement.

         Upon the effectiveness of this Fifth Amendment to Note Agreement, each reference in the Agreement and in other documents describing or referencing this Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended hereby.

Dated as of this 25th Day of August, 1999.

LAZARE KAPLAN INTERNATIONAL INC.

By: S.L. Ginsberg
----------------------------------
Its: Executive Vice President & CFO

ALLSTATE LIFE INSURANCE COMPANY

By:_____________________________
Its:

By:_____________________________
Its:

MONUMENTAL LIFE INSURANCE COMPANY

By:_____________________________
Its:

PFL LIFE INSURANCE COMPANY

By:_____________________________
Its:

Dated as of this 26th Day of August, 1999.

LAZARE KAPLAN INTERNATIONAL INC.

By:_____________________________
Its:

ALLSTATE LIFE INSURANCE COMPANY

By:_____________________________
Its:

By:_____________________________
Its:

MONUMENTAL LIFE INSURANCE COMPANY

By:  John Bailey
     ---------------------------
Its: John Bailey
     Vice President

PFL LIFE INSURANCE COMPANY

By:  John Bailey
     ---------------------------
Its: John Bailey
     Vice President

Dated as of this 26th Day of August, 1999.

LAZARE KAPLAN INTERNATIONAL INC.

By:_____________________________
Its: Executive Vice President & CFO

ALLSTATE LIFE INSURANCE COMPANY

By:  [SIGNATURE ILLEGIBLE]
     ---------------------------
Its: AUTHORIZED SIGNATORY

By:  [SIGNATURE ILLEGIBLE]
     ---------------------------
Its: AUTHORIZED SIGNATORY

MONUMENTAL LIFE INSURANCE COMPANY

By:_____________________________
Its:

PFL LIFE INSURANCE COMPANY

By:_____________________________
Its: